UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2022

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of registrants’ principal executive offices)	(Zip Code)
(318)
388-9000
(Registrants’ telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021-8869
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes Due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes Due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if any registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b), (c), (e)    On March 28, 2022, Lumen Technologies, Inc. (the “Company”) announced that Christopher D. Stansbury would succeed Indraneel Dev as Executive Vice President and Chief Financial Officer of the Company and its principal subsidiaries, effective as of April 4, 2022 (the “Transition Date”).
Mr. Stansbury, age 56, currently serves as Senior Vice President and Chief Financial Officer of Arrow Electronics, Inc. (NYSE: ARW), a position he has held since May 2016. Mr. Stansbury first joined Arrow Electronics, Inc. in August 2014 as its Vice President, Finance and Chief Accounting Officer.
In consideration of Mr. Stansbury’s anticipated appointment, the Human Resources and Compensation Committee (the “Committee”) of the Company’s board of directors approved a base salary of $750,000, a target short-term incentive opportunity of $937,500, and a target annual long-term incentive opportunity of $4,350,000, with Mr. Stansbury’s initial long-term award to be granted on the Transition Date on the same terms as grants to the Company’s other executive officers. In addition, to partially offset amounts that Mr. Stansbury will forfeit upon his departure from his current employer, the Committee approved (i) a sign-on
cash bonus award of $150,000, subject to a
two-year
“clawback” feature, and (ii) a
sign-on
equity award of $3,750,000 of time-based restricted stock, $3,000,000 of which will vest in equal installments on the fifth and seventh anniversaries of the grant date and $750,000 of which will vest ratably over a three-year period, subject to continued service and other customary terms. Effective on the Transition Date, Mr. Stansbury will also be entitled to receive all change-in-control,
severance and other benefits afforded to the Company’s executive officers, as described in our periodic reports previously filed with the Securities and Exchange Commission.
For Mr. Dev, whose employment with the Company and its subsidiaries will end on April 1, 2022, the Committee approved (i) accelerated vesting of Mr. Dev’s time-based restricted stock awards granted in 2020 and 2021 and (ii) Mr. Dev’s continued right to hold a prorated portion of his performance-based restricted stock awards granted in 2020 and 2021 subject to their original performance conditions and vesting dates, in each case effective as of his last day of employment. Mr. Dev will forfeit all other equity grants, including those awarded in 2022. Mr. Dev will also receive certain cash severance and bonus payments under previously-existing compensation arrangements.
The foregoing description of the chief financial officer transition and compensation arrangements of Mr. Stansbury does not purport to be complete and is qualified in its entirety by reference to (i) the Company’s press release issued on March 28, 2022, which is filed as Exhibit 99.1 to, and is incorporated by reference into, this Current Report on Form
8-K,
and (ii) Mr. Stansbury’s offer letter, which the Company plans to file as an exhibit to its Quarterly Report on Form
10-Q
for the quarterly period ended March 31, 2022.
Forward Looking Statements
Except for the historical and factual information contained herein, the matters set forth in this Current Report on Form
8-K,
including statements regarding the proposed impact of the proposed transactions and other statements identified by words such as “will,” “estimates,” “expects,” “projects,” “plans,” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond our control, including the completion of documentation of the above-described arrangements. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, if underlying assumptions prove incorrect, or if we are unable to implement the proposed transactions on the terms described above or at all. You should not place undue reliance on these forward looking statements, which speak only as of the date of this Current Report on Form
8-K.
Unless legally required, we undertake no obligation and expressly disclaims any such obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.
(d)
The following exhibits are furnished with this Current Report on Form
8-K:

Exhibit No.	Description

Exhibit 99.1	Press release dated March 28, 2022, announcing the Chief Financial Officer transition.

Exhibit 104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Qwest Corporation and Level 3 Parent, LLC have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

QWEST CORPORATION

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

LEVEL 3 PARENT, LLC

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary
Dated: March 28, 2022